UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21357

Franklin Templeton Limited Duration Income Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end:   03/31

Date of reporting period:  12/31/13

Item 1. Schedule of Investments.

Franklin Templeton Limited Duration Income Trust

Statement of Investments, December 31, 2013 (unaudited)
	Country	Shares		Value
Common Stocks and Other Equity Interests 0.2%
Materials 0.2%
[a,b]NewPage Holdings Inc.	United States	6,000		540,000
Transportation 0.0%†
[a]CEVA Holdings LLC	United Kingdom	112		106,533
Total Common Stocks and Other Equity Interests (Cost $1,513,315)				646,533
Convertible Preferred Stocks 0.1%
Transportation 0.1%
[a]CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6		7,800
[a]CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	243		230,613
Total Convertible Preferred Stocks (Cost $369,948)				238,413
		Principal Amount*
Corporate Bonds 50.7%
Automobiles & Components 0.4%
The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	United States	1,300,000		1,384,500
Banks 1.6%
CIT Group Inc.,
4.25%, 8/15/17	United States	1,500,000		1,567,500
senior note, 5.00%, 5/15/17	United States	1,200,000		1,287,000
[c] senior note, 144A, 6.625%, 4/01/18	United States	500,000		564,375
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,000,000		1,025,625
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	1,100,000	EUR	1,721,094
				6,165,594
Capital Goods 0.9%
[c]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	2,000,000		2,160,000
Meritor Inc., senior note, 10.625%, 3/15/18	United States	1,200,000		1,281,000
				3,441,000
Commercial & Professional Services 0.9%
ADS Waste Holdings Inc., senior note, 8.25%, 10/01/20	United States	1,500,000		1,635,000
[c]Algeco Scotsman Global Finance PLC, senior secured note, first lien, 144A, 8.50%,
10/15/18	United Kingdom	1,300,000		1,399,125
[c,d]Darling Escrow Corp., senior note, 144A, 5.375%, 1/15/22	United States	300,000		302,625
				3,336,750
Consumer Durables & Apparel 1.5%
KB Home, senior note, 7.00%, 12/15/21	United States	1,100,000		1,149,500
[c]SIWF Merger Sub Inc./Springs Industries Inc., senior secured note, 144A, 6.25%,
6/01/21	United States	400,000		404,500
Standard Pacific Corp., senior note, 6.25%, 12/15/21	United States	900,000		939,375
[c]Taylor Morrison Communities Inc./Monarch Communities Inc., senior note, 144A,
7.75%, 4/15/20	United States	722,000		797,810
5.25%, 4/15/21	United States	500,000		487,500
Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	700,000		707,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	1,500,000		1,462,500
				5,948,185
Consumer Services 2.0%
Caesars Entertainment Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	2,500,000		2,550,000
[c]Landry's Inc., senior note, 144A, 9.375%, 5/01/20	United States	900,000		985,500
MGM Resorts International, senior note, 8.625%, 2/01/19	United States	2,500,000		2,943,750
[c]Paris Las Vegas Holding LLC, senior secured note, first lien, 144A, 8.00%, 10/01/20	United States	500,000		522,500
[c]PNK Finance Corp., senior note, 144A, 6.375%, 8/01/21	United States	500,000		513,750
				7,515,500
Diversified Financials 3.9%
Ally Financial Inc., senior note,
6.25%, 12/01/17	United States	2,000,000		2,237,500
4.75%, 9/10/18	United States	1,000,000		1,050,000
[e]Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter,
Perpetual	United States	3,000,000		3,371,859
E*TRADE Financial Corp., senior note, 6.375%, 11/15/19	United States	800,000		863,000
[c]General Motors Financial Co. Inc., senior note, 144A, 3.25%, 5/15/18	United States	500,000		501,250

Quarterly Statement of Investments | See Notes to Statements of Investments.

Franklin Templeton Limited Duration Income Trust

Statement of Investments, December 31, 2013 (unaudited) (continued)
[e]JPMorgan Chase & Co., junior sub. bond, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	1,500,000	1,441,875
[c]Neuberger Berman Group LLC/Finance Corp., senior note, 144A, 5.625%, 3/15/20	United States	700,000	738,500
[c]Nuveen Investments Inc., senior note, 144A, 9.125%, 10/15/17	United States	1,500,000	1,507,500
[c]Provident Fund Associates LP/Finance Corp., senior note, 144A, 6.75%, 6/15/21	United States	400,000	400,000
SLM Corp., senior note,
8.45%, 6/15/18	United States	1,400,000	1,636,250
5.50%, 1/15/19	United States	1,100,000	1,142,199
			14,889,933
Energy 11.4%
BreitBurn Energy Partners LP/Finance Corp., senior bond, 7.875%, 4/15/22	United States	600,000	627,000
CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	2,000,000	2,157,500
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	2,500,000	2,806,250
6.125%, 2/15/21	United States	1,000,000	1,077,500
[c]Clayton Williams Energy Inc., senior note, 144A, 7.75%, 4/01/19	United States	1,000,000	1,032,500
CONSOL Energy Inc., senior note, 8.00%, 4/01/17	United States	1,200,000	1,269,000
Crosstex Energy LP/Crosstex Energy Finance Corp., senior note, 8.875%, 2/15/18	United States	1,000,000	1,052,500
[c]Drill Rigs Holdings Inc., secured note, 144A, 6.50%, 10/01/17	United States	1,000,000	1,085,000
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	2,500,000	2,818,750
EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	1,000,000	1,080,000
[c]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	2,000,000	2,095,000
Halcon Resources Corp., senior note,
9.75%, 7/15/20	United States	100,000	104,750
8.875%, 5/15/21	United States	1,000,000	1,015,000
[c] 144A, 9.25%, 2/15/22	United States	500,000	511,250
[c]Kinder Morgan Inc., senior secured note, 144A, 5.00%, 2/15/21	United States	600,000	593,275
Kodiak Oil & Gas Corp., senior note,
8.125%, 12/01/19	United States	900,000	1,003,500
5.50%, 1/15/21	United States	300,000	300,750
Linn Energy LLC/Finance Corp., senior note,
8.625%, 4/15/20	United States	1,500,000	1,627,500
7.75%, 2/01/21	United States	1,000,000	1,062,500
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note,
8.875%, 4/01/18	United States	878,000	930,680
7.25%, 2/15/21	United States	800,000	820,000
Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	1,000,000	1,050,000
[c]Murray Energy Corp., senior secured note, 144A, 8.625%, 6/15/21	United States	800,000	832,000
Offshore Group Investment Ltd.,
senior bond, first lien, 7.125%, 4/01/23	United States	600,000	615,000
senior secured note, first lien, 7.50%, 11/01/19	United States	900,000	978,750
PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	1,500,000	1,635,000
Peabody Energy Corp., senior note, 6.00%, 11/15/18	United States	2,500,000	2,675,000
Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	700,000	756,000
Penn Virginia Resource Partners LP/Finance Corp. II, senior note,
8.375%, 6/01/20	United States	632,000	699,940
[c] 144A, 6.50%, 5/15/21	United States	300,000	312,000
QR Energy LP/QRE Finance, senior note, 9.25%, 8/01/20	United States	1,100,000	1,144,000
Quicksilver Resources Inc., senior note, 9.125%, 8/15/19	United States	1,500,000	1,530,000
[c]Sabine Pass Liquefaction LLC, secured note, 144A, 5.625%, 2/01/21	United States	2,000,000	1,965,000
[c]Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	1,500,000	1,642,500
[c]Sanchez Energy Corp., senior note, 144A, 7.75%, 6/15/21	United States	1,000,000	1,027,500
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	1,500,000	1,593,750
			43,526,645
Food & Staples Retailing 0.3%
Rite Aid Corp., senior secured note, 8.00%, 8/15/20	United States	900,000	1,017,000
Food, Beverage & Tobacco 1.7%
Constellation Brands Inc., senior note, 3.75%, 5/01/21	United States	400,000	377,000
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	2,000,000	2,082,500
[c]Dole Food Co. Inc., senior secured note, 144A, 7.25%, 5/01/19	United States	600,000	599,250
[c]JBS USA LLC/Finance Inc., senior note, 144A, 8.25%, 2/01/20	United States	1,900,000	2,071,000
[c]Post Holdings Inc., senior note, 144A,
6.75%, 12/01/21	United States	100,000	103,750
7.375%, 2/15/22	United States	1,000,000	1,075,000

Franklin Templeton Limited Duration Income Trust

Statement of Investments, December 31, 2013 (unaudited) (continued)

[c]Sun Merger Sub Inc., senior note, 144A, 5.25%, 8/01/18	United States	400,000		419,000
				6,727,500
Health Care Equipment & Services 2.3%
Alere Inc.,
senior note, 7.25%, 7/01/18	United States	1,300,000		1,434,875
senior sub. note, 6.50%, 6/15/20	United States	200,000		205,500
[c]Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., senior note, 144A, 6.00%,
10/15/21	United States	400,000		409,000
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	1,100,000		1,199,000
senior note, 7.125%, 7/15/20	United States	400,000		415,500
senior secured note, 5.125%, 8/15/18	United States	900,000		931,500
HCA Inc.,
senior note, 7.50%, 2/15/22	United States	1,000,000		1,100,000
senior note, 5.875%, 5/01/23	United States	1,500,000		1,485,000
senior secured note, 5.875%, 3/15/22	United States	1,000,000		1,035,000
[c]Tenet Healthcare Corp., senior note, 144A, 6.00%, 10/01/20	United States	500,000		522,813
				8,738,188
Materials 7.0%
ArcelorMittal, senior note, 5.00%, 2/25/17	Luxembourg	3,000,000		3,223,125
[c]Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Luxembourg	700,000		768,250
[c]Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A,
7.00%, 11/15/20	Luxembourg	500,000		505,000
[c]Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	1,000,000		926,525
[c]Cemex SAB de CV,
secured note, 144A, 5.875%, 3/25/19	Mexico	500,000		502,500
senior secured note, 144A, 9.00%, 1/11/18	Mexico	2,000,000		2,207,500
[c]Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	1,500,000		1,451,250
Euramax International Inc., senior secured note, 9.50%, 4/01/16	United States	400,000		403,000
[c]FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
7.00%, 11/01/15	Australia	272,000		281,973
6.875%, 2/01/18	Australia	1,500,000		1,582,500
8.25%, 11/01/19	Australia	1,000,000		1,126,250
[c]Ineos Group Holdings SA,
secured note, second lien, 144A, 7.875%, 2/15/16	Switzerland	471,560	EUR	654,718
senior note, 144A, 6.125%, 8/15/18	Switzerland	300,000		303,375
senior note, 144A, 6.50%, 8/15/18	Switzerland	600,000	EUR	848,140
[c]Inmet Mining Corp., senior note, 144A,
8.75%, 6/01/20	Canada	1,900,000		2,071,000
7.50%, 6/01/21	Canada	300,000		315,000
Novelis Inc., senior note,
8.375%, 12/15/17	Canada	500,000		534,688
8.75%, 12/15/20	Canada	900,000		1,005,750
[c]Orion Engineered Carbons Bondco GmbH, senior secured note, first lien, 144A,
9.625%, 6/15/18	Germany	850,000		939,250
[c,f]Orion Engineered Carbons Finance & Co. SCA, senior note, 144A, PIK, 9.25%, 8/01/19	Germany	200,000		210,000
[c]Perstorp Holding AB, first lien, 144A, 8.75%, 5/15/17	Sweden	1,900,000		2,045,215
[c]Rain CII Carbon LLC/Corp., second lien, 144A, 8.25%, 1/15/21	United States	400,000		410,000
Reynolds Group Issuer Inc./LLC/SA,
senior note, 8.50%, 5/15/18	United States	1,000,000		1,060,000
senior note, 9.00%, 4/15/19	United States	100,000		107,750
senior note, 8.25%, 2/15/21	United States	1,000,000		1,072,500
senior secured note, 7.125%, 4/15/19	United States	500,000		535,000
[c]Sealed Air Corp., senior note, 144A,
8.125%, 9/15/19	United States	1,000,000		1,127,500
6.50%, 12/01/20	United States	200,000		216,000
[c]U.S. Coatings Acquisition Inc./Flash Dutch 2 BV, senior note, 144A, 7.375%, 5/01/21	United States	400,000		428,500
				26,862,259
Media 4.7%
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	1,000,000		1,167,500
CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 5.25%, 9/30/22	United States	900,000		844,875
Clear Channel Communications Inc.,
senior secured bond, first lien, 9.00%, 3/01/21	United States	2,500,000		2,537,500
senior secured note, first lien, 9.00%, 12/15/19	United States	500,000		512,500

Franklin Templeton Limited Duration Income Trust

Statement of Investments, December 31, 2013 (unaudited) (continued)
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	700,000		718,375
senior sub. note, 7.625%, 3/15/20	United States	800,000		845,000
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	1,500,000		1,623,750
DISH DBS Corp., senior note,
7.125%, 2/01/16	United States	2,000,000		2,220,000
5.875%, 7/15/22	United States	500,000		502,500
[c]Gannett Co. Inc., senior note, 144A, 5.125%,
10/15/19	United States	1,200,000		1,251,000
7/15/20	United States	500,000		508,750
[c]The Nielsen Co. (Luxembourg) Sarl, senior note, 144A, 5.50%, 10/01/21	United States	500,000		509,062
[f]Radio One Inc., senior sub. note, PIK, 12.50%, 5/24/16	United States	1,117,676		1,123,264
[c]Univision Communications Inc.,
senior secured bond, 144A, 6.75%, 9/15/22	United States	500,000		550,000
senior secured note, 144A, 6.875%, 5/15/19	United States	500,000		536,875
senior secured note, 144A, 5.125%, 5/15/23	United States	1,000,000		1,003,750
[c]UPCB Finance II Ltd., senior secured note, 144A, 6.375%, 7/01/20	Netherlands	1,100,000	EUR	1,623,503
				18,078,204
Pharmaceuticals, Biotechnology & Life Sciences 1.7%
[c]inVentiv Health Inc., senior secured note, 144A, 9.00%, 1/15/18	United States	400,000		420,000
[c,f]Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	700,000		743,750
[c]Jaguar Holding Co. II/Merger Sub Inc., senior note, 144A, 9.50%, 12/01/19	United States	500,000		565,000
Par Pharmaceutical Cos. Inc., senior note, 7.375%, 10/15/20	United States	1,900,000		1,973,625
[c]Salix Pharmaceuticals Ltd., senior note, 144A, 6.00%, 1/15/21	United States	200,000		205,500
[c]Valeant Pharmaceuticals International Inc., senior note, 144A,
6.75%, 8/15/18	United States	700,000		772,625
5.625%, 12/01/21	United States	100,000		100,750
[c]VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	1,500,000		1,588,125
				6,369,375
Retailing 0.4%
[c]New Look Bondco I PLC, 144A, 8.75%, 5/14/18	United Kingdom	900,000	GBP	1,578,484
Semiconductors & Semiconductor Equipment 0.5%
Freescale Semiconductor Inc.,
senior note, 8.05%, 2/01/20	United States	800,000		864,000
senior note, 10.75%, 8/01/20	United States	676,000		770,640
[c] senior secured note, 144A, 6.00%, 1/15/22	United States	200,000		203,000
				1,837,640
Software & Services 1.7%
[c]BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	800,000		828,000
Equinix Inc., senior note, 4.875%, 4/01/20	United States	1,500,000		1,500,000
[c]First Data Corp., senior secured bond, 144A, 8.25%, 1/15/21	United States	3,000,000		3,206,250
[c]Sitel LLC/Finance Corp., senior secured note, 144A, 11.00%, 8/01/17	United States	100,000		107,250
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	700,000		731,500
				6,373,000
Technology Hardware & Equipment 1.0%
[c]Alcatel-Lucent USA Inc., senior note, 144A,
4.625%, 7/01/17	France	700,000		702,625
6.75%, 11/15/20	United States	1,300,000		1,355,250
[c]Blackboard Inc., senior note, 144A, 7.75%, 11/15/19	United States	400,000		399,000
[c,f]CommScope Holdings Co. Inc., senior note, 144A, PIK, 6.625%, 6/01/20	United States	500,000		522,500
[c]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	728,000		801,710
				3,781,085
Telecommunication Services 4.9%
[c]Altice Financing SA, secured note, 144A, 6.50%, 1/15/22	Luxembourg	800,000		808,000
CenturyLink Inc., senior bond, 6.75%, 12/01/23	United States	300,000		305,250
[c]Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,200,000		1,248,750
[c]Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	700,000		678,643
[c]eAccess Ltd., senior note, 144A, 8.25%, 4/01/18	Japan	1,200,000		1,316,250
Frontier Communications Corp., senior note, 8.125%, 10/01/18	United States	2,000,000		2,295,000
Intelsat Jackson Holdings SA, senior note, 7.25%,
4/01/19	Luxembourg	2,000,000		2,170,000
10/15/20	Luxembourg	1,000,000		1,098,750

Franklin Templeton Limited Duration Income Trust

Statement of Investments, December 31, 2013 (unaudited) (continued)
[c]Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	700,000		728,875
[c]Sprint Corp.,
senior bond, 144A, 7.125%, 6/15/24	United States	300,000		305,250
senior note, 144A, 7.25%, 9/15/21	United States	500,000		538,750
Sprint Nextel Corp., senior note,
8.375%, 8/15/17	United States	1,000,000		1,162,500
[c] 144A, 9.00%, 11/15/18	United States	1,500,000		1,811,250
[c] 144A, 7.00%, 3/01/20	United States	600,000		672,000
T-Mobile USA Inc., senior note,
6.542%, 4/28/20	United States	900,000		961,875
6.125%, 1/15/22	United States	300,000		306,000
[c]Wind Acquisition Finance SA, 144A, 11.75%, 7/15/17, senior secured note, 11.75%,
7/15/17	Italy	1,500,000		1,597,500
[c,f]Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%,
7/15/17	Italy	612,263	EUR	840,916
				18,845,559
Transportation 0.6%
[c]CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	United Kingdom	400,000		334,000
HDTFS Inc., senior note, 5.875%, 10/15/20	United States	1,000,000		1,041,250
Hertz Corp., senior note, 6.75%, 4/15/19	United States	1,000,000		1,082,500
				2,457,750
Utilities 1.3%
[c]Calpine Corp.,
senior secured note, 144A, 7.875%, 7/31/20	United States	492,000		541,200
senior secured note, 144A, 7.50%, 2/15/21	United States	830,000		909,888
senior secured note, 144A, 7.875%, 1/15/23	United States	406,000		445,585
senior secured, first lien, 144A, 6.00%, 1/15/22	United States	100,000		103,000
[c]InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	1,000,000		1,040,000
[c]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings
Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	2,500,000		1,850,000
				4,889,673
Total Corporate Bonds (Cost $182,562,451)				193,763,824
[g]Senior Floating Rate Interests 48.0%
Automobiles & Components 1.4%
August LuxUK Holding Co., Lux Term B-1 Loan, 5.00%, 4/27/18	Luxembourg	491,170		496,082
August U.S. Holding Co. Inc., U.S. Term B-1 Loan, 5.00%, 4/27/18	United States	506,854		511,922
Chrysler Group LLC, Term Loan B, 3.50%, 5/24/17	United States	2,925,000		2,951,966
FRAM Group Holdings Inc. (Autoparts Holdings), Second Lien Term Loan, 10.50%,
1/29/18	United States	298,246		284,079
UCI International Inc., Term Loan, 5.50%, 7/26/17	United States	1,055,815		1,061,754
				5,305,803
Capital Goods 2.8%
Accudyne Industries LLC (Silver II U.S. Holdings/Hamilton), 2013 Specified Refinancing
Term Loan, 4.00%, 12/13/19	United States	1,560,119		1,563,288
AWAS Finance Luxembourg 2012 SA, Term Loan, 3.50%, 7/16/18	Luxembourg	692,724		694,456
[d]Fly Funding II S.A.R.L., Loans, 5.75%, 8/09/19	Luxembourg	750,000		757,125
RBS Global Inc. (Rexnord), Term B Loan, 4.00% - 5.25%, 8/21/20	United States	2,084,775		2,092,151
Terex Corp., Term Loan, 3.50%, 4/28/17	United States	1,488,213		1,503,095
Tomkins LLC and Tomkins Inc., Term B-2 Loan, 3.75%, 9/21/16	United States	2,244,522		2,256,305
TransDigm Inc., Tranche C Term Loan, 3.75%, 2/28/20	United States	1,987,456		1,995,323
				10,861,743
Commercial & Professional Services 2.6%
ADS Waste Holdings Inc., Tranche B Term Loan, 4.25%, 10/09/19	United States	3,738,508		3,764,880
ARAMARK Corp.,
Extended Synthetic L/C, 3.519%, 7/26/16	United States	174,490		174,871
Term Loan B Extended, 3.747%, 7/26/16	United States	1,456,164		1,459,350
U.S. Term D Loan, 4.00%, 8/22/19	United States	730,000		734,404
Interactive Data Corp., Term B Loan, 3.75%, 2/11/18	United States	2,404,206		2,410,969

Franklin Templeton Limited Duration Income Trust

Statement of Investments, December 31, 2013 (unaudited) (continued)

KAR Auction Services Inc. (Adesa), Term Loan, 3.75%, 5/19/17	United States	1,578,315	1,587,509
			10,131,983
Consumer Durables & Apparel 0.7%
Visant Corp. (Jostens), New Loan, 5.25%, 12/22/16	United States	2,658,446	2,629,371
Consumer Services 4.9%
24 Hour Fitness Worldwide Inc., New Tranche B Term Loan, 5.25%, 4/22/16	United States	1,930,038	1,953,359
Boyd Gaming Corp., Term B Loan, 4.00%, 8/14/20	United States	997,500	1,004,150
Bright Horizons Family Solutions LLC, Term B Loan, 4.00%, 1/30/20	United States	3,828,878	3,854,604
Burger King Corp., Tranche B Term Loan, 3.75%, 9/28/19	United States	1,045,657	1,051,632
Caesars Entertainment Operating Co. Inc., Term Loan B-4, 9.50%, 10/31/16	United States	2,391,506	2,414,924
Four Seasons Holdings Inc.,
First Lien Term Loan, 4.25%, 6/27/20	Canada	668,325	671,666
[d] First Lien Term Loan, 5.00%, 6/27/20	Canada	330,000	331,444
Second Lien Term Loan, 6.25%, 12/27/20	Canada	670,000	688,425
Hilton Worldwide Finance LLC, Initial Term Loan, 3.75%, 10/25/20	United States	1,584,211	1,598,733
Pinnacle Entertainment Inc., Tranche B-2 Term Loan, 3.75%, 8/13/20	United States	1,054,700	1,061,292
Scientific Games International Inc., Term Loan B, 4.25%, 10/18/20	United States	2,000,000	2,006,042
Tropicana Entertainment Inc., Term Loans, 4.00%, 11/27/20	United States	1,965,075	1,966,549
			18,602,820
Diversified Financials 1.5%
Asurion LLC,
Incremental Tranche B-1 Term Loan, 4.50%, 5/24/19	United States	1,400,625	1,401,754
Incremental Tranche B-2 Term Loans, 3.50%, 7/08/20	United States	427,850	420,764
[d]Trans Union LLC, 2013 Replacement Term Loan, 4.25%, 2/10/19	United States	4,058,721	4,088,147
			5,910,665
Energy 0.9%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	United States	665,859	673,350
Pacific Drilling SA, Term Loan, 4.50%, 6/03/18	Luxembourg	606,950	614,284
Samson Investment Co., 2nd Lien Initial Term Loan, 5.00%, 9/25/18	United States	2,000,000	2,010,000
			3,297,634
Food & Staples Retailing 0.3%
AdvancePierre Foods Inc., Second Lien Term Loan, 9.50%, 10/10/17	United States	1,040,000	1,008,800
Food, Beverage & Tobacco 2.3%
Del Monte Foods Co., Initial Term Loans, 4.00%, 3/08/18	United States	2,510,449	2,520,526
Dole Food Co. Inc., Tranche B Term Loan, 4.50%, 11/01/18	United States	1,633,890	1,643,080
H.J. Heinz Co., Term B-2 Loan, 3.50%, 6/05/20	United States	2,690,682	2,714,673
Pinnacle Foods Finance LLC,
Tranche G Term Loan, 3.25%, 4/29/20	United States	1,885,750	1,886,591
Tranche H Term Loan, 3.25%, 4/29/20	United States	169,575	169,628
			8,934,498
Health Care Equipment & Services 4.0%
Alere Inc., B Term Loan, 4.25%, 6/30/17	United States	2,140,725	2,157,450
[d]Biomet Inc., Dollar Term B-2 Loan, 3.665% - 3.746%, 7/25/17	United States	999,400	1,008,610
Community Health Systems Inc., New Extended Term Loan, 3.737% - 3.747%, 1/25/17	United States	1,316,681	1,328,202
DaVita HealthCare Partners Inc., Tranche B-2 Term Loan, 4.00%, 8/24/19	United States	2,880,900	2,904,307
Envision Healthcare Corp. (Emergency Medical), Initial Term Loan, 4.00%, 5/25/18	United States	2,076,441	2,086,074
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18	United States	1,751,431	1,765,880
Kinetic Concepts Inc., Term D-2 Loan, 4.00%, 11/04/16	United States	1,960,225	1,971,251
U.S. Renal Care Inc., Tranche B-2 Term Loan, 4.25%, 7/03/19	United States	1,995,000	2,008,301
			15,230,075
Household & Personal Products 1.2%
Apex Tool Group LLC, Term Loan, 4.50%, 2/01/20	United States	1,373,100	1,382,798
Revlon Consumer Products Corp., Term Loan B, 4.00%, 11/19/17	United States	1,606,088	1,620,392
Spectrum Brands Inc., Tranche C Term Loan, 3.50%, 9/04/19	United States	229,425	230,523
Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	1,496,231	1,421,420
			4,655,133
Insurance 0.2%
CNO Financial Group Inc. (fka Conseco), Tranche B-2 Term Loan, 3.75%, 9/28/18	United States	911,904	915,609
Materials 6.5%
Arysta Lifescience SPC LLC,
Initial Term Loan, 4.50%, 5/29/20	United States	1,496,241	1,507,774

Franklin Templeton Limited Duration Income Trust

Statement of Investments, December 31, 2013 (unaudited) (continued)
Second Lien Initial Term Loan, 8.25%, 11/30/20	United States	500,000	509,213
Axalta Coating Systems U.S. Holdings Inc., Initial Term B Loans, 4.75%, 2/01/20	United States	1,925,450	1,941,762
Berry Plastics Corp., Term D Loan, 3.50%, 2/08/20	United States	1,022,275	1,019,400
BWAY Holding Co., Initial Term Loan, 4.50%, 8/06/17	United States	940,500	947,358
CeramTec Acquisition Corp., Initial Dollar Term B-2 Loan, 4.25%, 8/30/20	United States	42,121	42,384
CeramTec GmbH, Dollar Term B-3 Loan, 4.25%, 8/30/20	Germany	130,112	130,925
Exopack Holdings SA, USD Term Loan, 5.25%, 5/08/19	Luxembourg	984,622	1,003,699
Faenza Acquisition GmbH, Initial Dollar Term B-1 Loan, 4.25%, 8/30/20	Germany	427,767	430,441
FMG America Finance Inc. (Fortescue Metals Group), Loans, 4.25%, 6/30/19	United States	2,488,563	2,526,409
Ineos U.S. Finance LLC, Dollar Term Loan, 4.00%, 5/04/18	United States	1,950,833	1,959,521
MacDermid Holdings LLC, First Lien Tranche B Term Loan, 4.00%, 6/07/20	United States	995,000	1,003,084
[b]NewPage Corp., Term Loan, 7.75%, 12/21/18	United States	992,500	1,016,072
OCI Beaumont LLC, Term B-2 Loans, 6.25%, 8/20/19	United States	508,725	515,720
Oxbow Carbon LLC, First Lien Tranche B Term Loan, 4.25%, 7/19/19	United States	1,377,342	1,388,533
Reynolds Group Holdings Inc., U.S. Term Loan, 4.00%, 12/01/18	United States	2,520,719	2,545,926
Road Infrastructure Investment LLC (Ennis Flint), First Lien Term Loan, 6.25%, 3/30/18	United States	974,752	982,672
Taminco Global Chemical Corp., Tranche B-2 Dollar Term Loan, 4.25%, 2/15/19	United States	1,965,150	1,979,889
Tronox Pigments (Netherlands) BV, Term Loan, 4.50%, 3/19/20	Netherlands	1,373,100	1,392,838
Univar Inc., Term B Loan, 5.00%, 6/30/17	United States	1,974,590	1,957,930
			24,801,550
Media 4.1%
Clear Channel Communications Inc.,
Term Loan E, 7.669%, 7/30/19	United States	182,126	179,849
Tranche B Term Loan, 3.819%, 1/29/16	United States	9,862	9,580
Tranche D Term Loan, 6.919%, 1/30/19	United States	566,279	542,212
[d]Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	3,529,603	3,560,487
Entercom Radio LLC, Term Loan B-2, 4.00% - 5.25%, 11/23/18	United States	798,667	805,655
Gray Television Inc., Initial Term Loan, 4.75%, 10/12/19	United States	472,964	475,920
Media General Inc., Term B Loan, 4.25%, 7/31/20	United States	1,010,000	1,021,357
National CineMedia LLC, New Term Loan, 2.92%, 11/26/19	United States	1,150,000	1,150,179
Nine Entertainment Group Pty. Ltd., Term B Loan, 3.25%, 2/05/20	Australia	1,985,000	1,982,519
Univision Communications Inc.,
2013 New First-Lien Term Loan, 4.50%, 3/01/20	United States	625,275	629,965
First-Lien Term Loan, Add-on, 4.00%, 3/01/20	United States	1,002,425	1,007,526
Virgin Media Bristol LLC, B Facility, 3.50%, 6/07/20	United States	3,100,000	3,110,332
WMG Acquisition Corp., Tranche B Term Loan, 3.75%, 7/01/20	United States	1,033,762	1,036,670
			15,512,251
Pharmaceuticals, Biotechnology & Life Sciences 2.0%
Par Pharmaceutical Cos. Inc., Term B-1 Loan, 4.25%, 9/30/19	United States	1,596,289	1,607,463
Pharmaceutical Product Development LLC, Term Loan, 4.00%, 12/05/18	United States	2,068,011	2,086,468
Quintiles Transnational Corp., Term B-3 Loan, 3.75%, 6/08/18	United States	2,000,000	2,001,650
Valeant Pharmaceuticals International Inc., Series D-2 Tranche B Term Loan, 3.75%,
2/13/19	Canada	1,881,410	1,896,696
			7,592,277
Retailing 4.3%
Academy Ltd., Initial Term Loans, 4.50%, 8/03/18	United States	1,009,497	1,017,935
American Builders & Contractors Supply Co. Inc., Term B Loans, 3.50%, 4/16/20	United States	1,067,325	1,070,910
Bass Pro Group LLC, New Term Loan, 3.75%, 11/20/19	United States	1,994,899	2,008,971
BJ's Wholesale Club Inc., 2013 (Nov) Replacement Loans, 4.50%, 9/26/19	United States	2,196,304	2,212,580
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	2,962,500	2,979,608
Jo-Ann Stores Inc., Term B Loan, 4.00%, 3/18/18	United States	1,909,375	1,918,301
The Neiman Marcus Group Ltd. Inc., Term Loan, 5.00%, 10/25/20	United States	1,740,000	1,764,391
Party City Holdings Inc., 2013 Replacement Term Loan, 4.25%, 7/27/19	United States	2,695,943	2,710,434
Prestige Brands Inc., Term B-1 Loan, 3.75% - 5.00%, 1/31/19	United States	695,268	699,304
			16,382,434
Semiconductors & Semiconductor Equipment 0.3%
Freescale Semiconductor Inc., Tranche B-4 Term Loan, 5.00%, 2/28/20	United States	992,500	1,004,803
Software & Services 2.1%
Activision Blizzard Inc., Term Loan, 3.25%, 10/11/20	United States	877,800	884,615
[d]BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	2,020,000	2,033,379
SunGard Data Systems Inc.,
Tranche A U.S. Term Loan, 1.915%, 2/28/14	United States	18,476	18,542
Tranche E Term Loan, 4.00%, 3/08/20	United States	2,299,929	2,321,132

Franklin Templeton Limited Duration Income Trust

Statement of Investments, December 31, 2013 (unaudited) (continued)
Web.com Group Inc., 1st Lien Term Loan, 4.50%, 10/27/17	United States	1,075,638		1,088,634
West Corp., Term B-8 Loan, 3.75%, 6/30/18	United States	1,706,294		1,715,888
				8,062,190
Technology Hardware & Equipment 1.2%
[d]Alcatel-Lucent U.S.A. Inc., Term Loan C, 5.75%, 1/30/19	United States	997,950		1,004,915
Dell International LLC, Term B Loan, 4.50%, 4/29/20	United States	2,000,000		2,007,500
Telesat Canada/Telesat LLC, U.S. Term B-2 Loan, 3.50%, 3/28/19	Canada	1,491,182		1,499,259
				4,511,674
Telecommunication Services 2.1%
Genesys Telecom Holdings U.S. Inc., Dollar Term Loan, 4.00%, 2/08/20	United States	1,096,004		1,092,579
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	3,410,931		3,445,040
NTELOS Inc., Term B Advance, 5.75%, 11/11/19	United States	1,972,519		1,982,381
Zayo Group LLC, Term Loan, 4.00%, 7/02/19	United States	1,566,030		1,568,722
				8,088,722
Transportation 1.8%
Avis Budget Car Rental LLC, Tranche B Term Loan, 3.00%, 3/15/19	United States	2,088,327		2,088,838
Delta Air Lines Inc.,
New Term B-1 Loan, 4.00%, 10/18/18	United States	871,200		876,302
Term Loan B, 3.50%, 4/20/17	United States	1,950,000		1,967,453
Hertz Corp., Credit Linked Deposit, 3.75%, 3/11/18	United States	1,000,000		995,000
U.S. Airways Inc., Tranche B-1 Term Loan, 4.00%, 5/23/19	United States	970,000		978,083
				6,905,676
Utilities 0.8%
Calpine Corp.,
Term Loan, 4.00%, 4/01/18	United States	2,645,200		2,667,520
Term Loans, 4.00%, 10/09/19	United States	335,750		338,571
				3,006,091
Total Senior Floating Rate Interests (Cost $181,132,610)				183,351,802
		Shares
Litigation Trust (Cost $—) 0.0%
Materials 0.0%
[a,b,h]NewPage Corp., Litigation Trust	United States	1,500,000		$—
		Principal Amount*
Foreign Government and Agency Securities 1.0%
Government of Malaysia,
3.434%, 8/15/14	Malaysia	85,000	MYR	26,004
3.741%, 2/27/15	Malaysia	360,000	MYR	110,630
3.835%, 8/12/15	Malaysia	475,000	MYR	146,405
4.72%, 9/30/15	Malaysia	63,000	MYR	19,714
3.197%, 10/15/15	Malaysia	280,000	MYR	85,413
Government of Poland,
5.75%, 4/25/14	Poland	870,000	PLN	291,152
5.50%, 4/25/15	Poland	645,000	PLN	221,215
5.00%, 4/25/16	Poland	125,000	PLN	43,169
Strip, 1/25/14	Poland	1,405,000	PLN	464,635
Strip, 1/25/16	Poland	310,000	PLN	96,589
Korea Monetary Stabilization Bond,
senior bond, 2.47%, 4/02/15	South Korea	43,700,000	KRW	41,278
senior note, 2.57%, 6/09/14	South Korea	153,000,000	KRW	144,905
senior note, 2.82%, 8/02/14	South Korea	170,200,000	KRW	161,398
senior note, 2.78%, 10/02/14	South Korea	678,400,000	KRW	643,177
senior note, 2.84%, 12/02/14	South Korea	242,080,000	KRW	229,692
Korea Treasury Bond, senior note,
3.25%, 12/10/14	South Korea	56,700,000	KRW	54,004
3.25%, 6/10/15	South Korea	42,100,000	KRW	40,171
2.75%, 12/10/15	South Korea	204,200,000	KRW	193,342
3.00%, 12/10/16	South Korea	1,000,000,000	KRW	951,634

Total Foreign Government and Agency Securities (Cost $3,865,149)				3,964,527

Franklin Templeton Limited Duration Income Trust

Statement of Investments, December 31, 2013 (unaudited) (continued)
Asset-Backed Securities and Commercial Mortgage-Backed
Securities 8.2%
Banks 5.6%
Banc of America Commercial Mortgage Trust,
2005-3, A2, 4.501%, 7/10/43	United States	346,526		347,629
2006-4, AJ, 5.695%, 7/10/46	United States	1,610,000		1,662,489
Bear Stearns Commercial Mortgage Securities Inc.,
[g] 2006-PW11, AJ, FRN, 5.452%, 3/11/39	United States	1,500,000		1,560,352
[g] 2006-PW12, AJ, FRN, 5.932%, 9/11/38	United States	1,500,000		1,572,619
2006-PW13, AJ, 5.611%, 9/11/41	United States	1,820,000		1,856,147
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW15, A4, 5.331%, 2/11/44	United States	100,000		108,788
[g]CD Commercial Mortgage Trust, 2005-CD1, A3, FRN, 5.222%, 7/15/44	United States	2,215,539		2,235,558
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	1,200,000		1,180,116
[g] 2007-C6, AM, FRN, 5.885%, 6/10/17	United States	1,520,000		1,678,123
[g]Citigroup/Deutsche Bank Commercial Mortgage Trust, 2006-CD3, AJ, FRN, 5.688%,
10/15/48	United States	720,000		674,852
Greenwich Capital Commercial Funding Corp.,
[g] 2006-GG7, AJ, FRN, 5.867%, 7/10/38	United States	1,590,000		1,637,185
2007-GG9, A4, 5.444%, 3/10/39	United States	825,000		907,510
[g]JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP7, AJ, FRN,
5.863%, 4/15/45	United States	2,000,000		2,013,885
[g]Merrill Lynch Mortgage Investors Trust, 2003-OPT1, B2, FRN, 4.29%, 7/25/34	United States	33,301		5,455
[g]Merrill Lynch Mortgage Trust, 2005-CKI1, AJ, FRN, 5.391%, 11/12/37	United States	1,825,000		1,921,770
[g]Morgan Stanley ABS Capital I Inc. Trust, 2003-NC10, B1, FRN, 5.115%, 10/25/33	United States	350,442		245,688
[g]Morgan Stanley Capital I Trust,
2006-HQ8, AJ, FRN, 5.68%, 3/12/44	United States	110,000		113,264
2007-IQ16, AM, FRN, 6.298%, 12/12/49	United States	460,000		520,907
Wells Fargo Mortgage Backed Securities Trust,
[g,i]2004-W, A9, FRN, 2.762%, 11/25/34	United States	583,313		595,295
[i]2007-3, 3A1, 5.50%, 4/25/37	United States	368,584		381,072
				21,218,704
Diversified Financials 2.6%
[c,g]ARES CLO Funds, 2007-12A, B, 144A, FRN, 1.238%, 11/25/20	United States	530,000		510,300
[g,i]Argent Securities Inc., 2003-W5, M4, FRN, 5.79%, 10/25/33	United States	596,059		324,965
[c,g]Atrium CDO Corp., 10A, C, 144A, FRN, 2.876%, 7/16/25	United States	920,000		891,893
[c,g]Catamaran CLO Ltd., 2013-1A, C, 144A, FRN, 3.071%, 1/27/25	Cayman Islands	750,000		725,388
[c,g]Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.583%, 3/11/21	United States	457,000		436,239
[c,g]Cent CLO LP, 2013-17A, D, 144A, FRN, 3.236%, 1/30/25	Cayman Islands	392,157		389,653
[g]Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2, FRN, 0.665%,
2/25/35	United States	556,818		492,625
[c,g]CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.638%, 7/26/21	United States	640,000		617,654
[c,g]Columbus Nova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.244%, 10/15/21	United States	310,000		302,785
[c,g]CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.477%, 10/20/43	United States	1,204,576		1,144,938
[c,g]Gleneagles CLO Ltd., 2005-1A, A2, 144A, FRN, 0.642%, 11/01/17	United States	1,000,000		973,160
[c,g]ING Investment Management CLO Ltd.,
2013-1A, B, 144A, FRN, 3.144%, 4/15/24	Cayman Islands	180,000		177,010
2013-1A, C, 144A, FRN, 3.744%, 4/15/24	Cayman Islands	450,000		438,337
2013-2A, B, 144A, FRN, 2.918%, 4/25/25	United States	1,000,000		978,566
[g,i]Option One Mortgage Loan Trust, 2003-6, M5, FRN, 5.115%, 11/25/33	United States	285,741		137,628
[g]Structured Asset Investment Loan Trust, 2003-BC2, M3, FRN, 5.04%, 4/25/33	United States	13,987		1,589
[g,j]Talisman 6 Finance, Reg S, FRN, 0.404%, 10/22/16	Ireland	786,833	EUR	1,018,705
[c,g]Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.467%, 8/01/22	United States	522,389		512,979
				10,074,414
Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $30,350,914)				31,293,118
Mortgage-Backed Securities 32.2%
[g]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
FHLMC, 2.702%, 5/01/34	United States	533,749		540,039
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 5.2%
FHLMC Gold 15 Year, 5.00%, 12/01/23	United States	1,628,493		1,761,335
FHLMC Gold 15 Year, 5.50%, 7/01/19	United States	44,890		48,674

Franklin Templeton Limited Duration Income Trust

Statement of Investments, December 31, 2013 (unaudited) (continued)
FHLMC Gold 15 Year, 6.00%, 3/01/14	United States	3,500		3,511
FHLMC Gold 30 Year, 3.50%, 5/01/42 - 10/01/43	United States	1,862,643		1,852,491
[d]FHLMC Gold 30 Year, 4.00%, 2/01/39	United States	8,000,000		8,193,125
FHLMC Gold 30 Year, 4.50%, 9/01/39 - 4/01/40	United States	584,774		620,622
FHLMC Gold 30 Year, 5.00%, 11/01/38	United States	978,724		1,055,481
FHLMC Gold 30 Year, 5.50%, 4/01/38	United States	2,002,742		2,186,491
FHLMC Gold 30 Year, 6.00%, 7/01/28 - 11/01/36	United States	1,818,476		2,017,068
FHLMC Gold 30 Year, 6.50%, 8/01/27 - 3/01/38	United States	865,358		961,961
FHLMC Gold 30 Year, 7.00%, 9/01/27	United States	267,919		301,429
FHLMC Gold 30 Year, 8.00%, 1/01/31	United States	31,536		36,466
FHLMC Gold 30 Year, 8.50%, 7/01/31	United States	728,400		891,101
				19,929,755
[g]Federal National Mortgage Association (FNMA) Adjustable Rate 0.3%
FNMA, 1.79% - 1.975%, 6/01/32 – 7/01/34	United States	1,152,166		1,206,071
Federal National Mortgage Association (FNMA) Fixed Rate 25.0%
FNMA 15 Year, 3.00%, 8/01/27	United States	29,951		30,657
[d]FNMA 15 Year, 3.00%, 2/01/28	United States	36,475,000		37,148,932
[d]FNMA 15 Year, 3.50%, 1/01/26 - 2/15/28	United States	516,833		539,705
FNMA 15 Year, 5.50%, 7/01/20	United States	729,726		790,482
FNMA 15 Year, 6.00%, 6/01/17	United States	1,305		1,312
FNMA 15 Year, 6.50%, 7/01/20	United States	8,162		8,595
FNMA 30 Year, 3.00%, 9/01/32 - 4/01/43	United States	2,978,211		2,855,853
[d]FNMA 30 Year, 4.00%, 1/01/41	United States	30,850,000		31,669,453
FNMA 30 Year, 4.00%, 12/01/40 - 2/01/41	United States	3,744,183		3,863,856
FNMA 30 Year, 4.50%, 9/01/40 - 12/01/40	United States	3,265,045		3,466,776
[d]FNMA 30 Year, 5.00%, 2/01/34	United States	6,653,000		7,205,512
FNMA 30 Year, 5.00%, 5/01/38 - 7/01/39	United States	2,034,713		2,212,062
FNMA 30 Year, 5.50%, 6/01/37	United States	1,687,500		1,855,433
FNMA 30 Year, 6.00%, 4/01/33 - 6/01/38	United States	2,635,934		2,935,460
FNMA 30 Year, 6.50%, 8/01/32	United States	321,538		359,775
FNMA 30 Year, 7.00%, 9/01/18	United States	68,949		75,223
FNMA 30 Year, 8.00%, 10/01/29	United States	113,362		126,996
FNMA 30 Year, 8.50%, 8/01/26	United States	203,426		223,471
				95,369,553
Government National Mortgage Association (GNMA) Fixed Rate 1.6%
GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33	United States	577,511		644,800
[d]GNMA II SF 30 Year, 3.50%, 2/01/43	United States	5,000,000		5,029,883
GNMA II SF 30 Year, 7.00%, 1/20/24 - 1/20/29	United States	86,776		98,127
GNMA II SF 30 Year, 8.00%, 1/20/28 - 10/20/31	United States	204,121		244,362
				6,017,172
Total Mortgage-Backed Securities (Cost $122,698,014)				123,062,590
Municipal Bonds 1.7%
Arizona School Facilities Board COP, Refunding, Series A-1, 5.00%, 9/01/19	United States	650,000		750,711
Metropolitan St. Louis Sewer District Wastewater System Revenue, Series B, 4.00%,
5/01/19	United States	1,000,000		1,124,070
New York Thruway Authority General Junior Indebtedness Revenue, Series A, 5.00%,
5/01/19	United States	1,000,000		1,148,470
Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Refunding, Series B,
5.00%, 6/01/20	United States	1,000,000		1,054,270
Triborough Bridge and Tunnel Authority Revenues, Refunding, Sub Series D-1,
2.885%, 11/15/19	United States	1,000,000		993,300
University of California Revenues, General, Series AK, 5.00%, 5/15/48	United States	790,000		915,262
Washington State GO, Various Purpose, Series D, 5.00%, 2/01/23	United States	255,000		292,916
Total Municipal Bonds (Cost $6,290,526)				6,278,999
Total Investments before Short Term Investments (Cost $528,782,927)				542,599,806
Short Term Investments 5.0%
Foreign Government and Agency Securities 0.6%
[k]Bank of Negara Monetary Notes, 1/09/14 - 11/06/14	Malaysia	5,360,000	MYR	1,620,635
Government of Sweden, 6.75%, 5/05/14	Sweden	3,200,000	SEK	507,508
Korea Monetary Stabilization Bond, senior bond, 2.72%, 9/09/14	South Korea	150,000,000	KRW	142,158

Franklin Templeton Limited Duration Income Trust
Statement of Investments, December 31, 2013 (unaudited) (continued)
[k]Malaysia Treasury Bill, 5/30/14	Malaysia	60,000	MYR	18,081
Total Foreign Government and Agency Securities (Cost $2,353,276)				2,288,382
Total Investments before Money Market Funds (Cost $531,136,203)				544,888,188
		Shares
Money Market Funds (Cost $16,862,516) 4.4%
[a,l]Institutional Fiduciary Trust Money Market Portfolio	United States	16,862,516		16,862,516
Total Investments (Cost $547,998,719) 147.1%				561,750,704
Preferred Shares (23.6)%				(90,000,000)
Other Assets, less Liabilities (23.5)%				(89,905,264)
Net Assets 100.0%				$381,845,440

† Rounds to less than 0.1% of net assets.
* The principal amount is stated in U.S. dollars unless otherwise indicated.
a Non-income producing.
b At December 31, 2013, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At
December 31, 2013, the aggregate value of these securities was $90,452,737, representing 23.69% of net assets.
d A portion or all of the security purchased on a when-issued, delayed delivery, or to-be-announced (TBA) basis.
e Perpetual security with no stated maturity date.
f Income may be received in additional securities and/or cash.
g The coupon rate shown represents the rate at period end.
h Security has been deemed illiquid because it may not be able to be sold within seven days.
i The bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
j Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2013, the value of this security was $1,018,705, representing 0.27% of net assets.
k The security is traded on a discount basis with no stated coupon rate.
l The Institutional Fiduciary Trust Money Market Portfolio is managed by an affiliate of the Fund's investment manager.

At December 31, 2013 the Fund had the following forward exchange contracts outstanding. See Note 3.

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation

Euro	DBAB	Sell	84,250	$112,398	1/09/14	$-	$(3,487)
Euro	UBSW	Buy	1,470,694	2,025,396	1/13/14	-	(2,469)
Euro	UBSW	Sell	1,470,694	1,925,124	1/13/14	-	(97,803)
Japanese Yen	DBAB	Sell	90,560,000	1,017,986	1/22/14	157,870	-
Euro	DBAB	Buy	552,717	759,903	1/30/14	348	-
Euro	DBAB	Sell	761,000	1,026,247	1/30/14	-	(20,494)

Franklin Templeton Limited Duration Income Trust

Statement of Investments, December 31, 2013 (unaudited) (continued)

Euro	DBAB	Buy	455,983	627,624	2/11/14	-	(425)
Euro	DBAB	Sell	514,321	690,183	2/11/14	-	(17,260)
Euro	DBAB	Sell	597,997	786,814	3/03/14	-	(35,729)
Japanese Yen	JPHQ	Sell	28,600,000	314,507	3/03/14	42,819	-
Japanese Yen	DBAB	Sell	171,860,000	1,867,983	3/04/14	235,373	-
Japanese Yen	HSBC	Sell	28,600,000	314,113	3/04/14	42,423	-
Japanese Yen	UBSW	Sell	31,900,000	347,003	3/04/14	43,964	-
Euro	DBAB	Sell	900,000	1,167,795	3/06/14	-	(70,150)
Euro	DBAB	Sell	693,715	900,581	3/17/14	-	(53,613)
Euro	DBAB	Buy	433,764	586,514	3/20/14	10,120	-
Euro	DBAB	Sell	500,000	645,350	3/20/14	-	(42,390)
Euro	DBAB	Sell	376,000	483,216	4/03/14	-	(33,962)
Euro	DBAB	Buy	391,123	522,032	4/22/14	15,961	-
Euro	DBAB	Sell	781,096	1,025,423	4/22/14	-	(48,982)
Euro	DBAB	Sell	378,290	500,667	5/05/14	-	(19,683)
Japanese Yen	DBAB	Sell	48,553,750	500,000	5/07/14	38,567	-
British Pound	DBAB	Sell	900,000	1,391,670	5/09/14	-	(97,189)
Sterling
Euro	DBAB	Sell	600,000	787,650	5/09/14	-	(37,674)
Euro	DBAB	Sell	385,820	500,000	5/28/14	-	(30,724)
Japanese Yen	BZWS	Sell	30,150,000	309,815	6/10/14	23,216	-
Japanese Yen	HSBC	Sell	32,110,000	331,948	6/10/14	26,718	-
Japanese Yen	JPHQ	Sell	21,770,000	221,248	6/10/14	14,307	-
Japanese Yen	DBAB	Sell	10,600,000	110,306	6/11/14	9,545	-
Japanese Yen	JPHQ	Sell	29,750,000	309,820	6/11/14	27,021	-
Japanese Yen	JPHQ	Sell	12,500,000	132,296	6/17/14	13,468	-
Euro	DBAB	Sell	208,656	269,396	7/10/14	-	(17,646)
Euro	DBAB	Sell	210,898	281,760	8/26/14	-	(8,401)
Euro	JPHQ	Sell	105,568	140,881	8/27/14	-	(4,363)
Japanese Yen	JPHQ	Sell	180,180,000	1,839,348	11/05/14	124,091	-
Euro	DBAB	Sell	117,683	159,326	11/10/14	-	(2,625)
Euro	JPHQ	Sell	78,316	104,430	11/12/14	-	(3,346)
Euro	DBAB	Sell	309,763	419,624	12/04/14	-	(6,694)
Japanese Yen	DBAB	Sell	309,500,000	3,006,752	12/22/14	58,727	-

Franklin Templeton Limited Duration Income Trust
Statement of Investments, December 31, 2013 (unaudited) (continued)
Unrealized appreciation (depreciation)	884,538	(655,109)
Net unrealized appreciation (depreciation)	$229,429

aMay be comprised of multiple contracts using the same currency and settlement date.

At December 31, 2013, the Fund had the following credit default swap contracts outstanding. See Note 3.

			Periodic		Upfront
	Counterpartya /	Notional	Payment	Expiration	Premiums	Unrealized	Unrealized	Market
Description	Exchange	Amount[b]	Rate	Date	Paid (Received)	Appreciation Depreciation		Value	Rating[c]

OTC Sw aps
Contracts to Sell Protection[d]
Traded Index
CMBX.NA.AJ.2	FBCO	2,800,000	1.09%	3/15/49	$(394,425)	$106,253	$-	$(288,172)	Non
									Investment
									Grade
								`
MCDX.NA.21	CITI	3,000,000	1.00%	12/20/18	(56,232)	6,256	-	(49,976)	Investment
									Grade

OTC Sw aps unrealized appreciation (depreciation)						112,509	-
Net unrealized appreciation (depreciation)						$112,509

aPosting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. The table below summarizes the cash and/or securities held as collateral for each applicable counterparty at period end.

Counterparty	Collateral Posted (Received)
FBCO	$520,000
JPHQ	(44,951)
Total collateral	$475,049

bIn U.S. dollars unless otherw ise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association w ith the contracts.
cBased on Standard and Poor's (S&P) Rating for single name sw aps and internal ratings for index sw aps. Internal ratings based on mapping into equivalent ratings from external vendors.
dThe fund enters contracts to sell protection to create a long credit position. Performance triggers include failure to pay or bankruptcy of the underlying securities for traded index sw aps.

Franklin Templeton Limited Duration Income Trust

Statement of Investments, December 31, 2013 (unaudited) (continued)

ABBREVIATIONS

Counterparty

BZWS - Barclays Bank PLC
DBAB - Deutsche Bank AG
HSBC - HSBC Bank USA, N.A.
JPHQ - JP Morgan Chase & Co.
UBSW - UBS AG.

Currency

EUR	-	Euro
GBP	-	British Pound
KRW	-	South Korean Won
MYR	-	Malaysian Ringgit
PLN	-	Polish Zloty
SEK	-	Swedish Krona

Selected Portfolio

CD	-	Certificate of Deposit
CDO	-	Collateralized Debt Obligation
CLO	-	Collateralized Loan Obligation
COP	-	Certificate of Participation
FRN	-	Floating Rate Note
GO	-	General Obligation
L/C	-	Letter of Credit
PIK	-	Payment-In-Kind
SF	-	Single Family
USD	-	Unified/Union School District

Franklin Templeton Limited Duration Income Trust

Notes to Statement of Investments (unaudited)

1. ORGANIZATION

Franklin Templeton Limited Duration Income Trust (Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end investment company.

2. FINANCIAL INSTRUMENT VALUATION

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund's valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

3. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

At December 31, 2013, the Fund received $44,951 in U.S. Treasury Notes as collateral for derivatives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss.

4. MORTGAGE DOLLAR ROLLS

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

The Fund is investing in mortgage dollar rolls as an alternate form of leverage. As a result, the mortgage dollar rolls are considered indebtedness or a “senior security” for purposes of the asset coverage requirements under the 1940 Act.

5. INCOME TAXES

At December 31, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$548,792,688

Unrealized appreciation	$16,542,996
Unrealized depreciation	(3,584,980)
Net unrealized appreciation (depreciation)	$12,958,016

6. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments[a]:
Materials	$-	$540,000		$-	$540,000
Transportation	-	344,946		-	344,946
Corporate Bonds	-	193,763,824		-	193,763,824
Senior Floating Rate Interests	-	183,351,802		-	183,351,802
Litigation Trust	-	-		- b	-
Foreign Government and Agency Securities	-	3,964,527		-	3,964,527
Asset-Backed Securities and Commercial Mortgage-Backed Securities	-	31,293,118		-	31,293,118
Mortgage-Backed Securities	-	123,062,590		-	123,062,590
Municipal Bonds	-	6,278,999		-	6,278,999
Short Term Investments	16,862,516	2,288,382		-	19,150,898
Total Investments in Securities	$16,862,516	$544,888,188	$	- b	$561,750,704

Sw ap Contracts	-	112,509		-	112,509
Forw ard Exchange Contracts	-	884,538		-	884,538

Liabilities:
Forw ard Exchange Contracts	-	655,109		-	655,109

aIncludes common and convertible preferred stocks as w ell as other equity investments.
bIncludes securities determined to have no value at December 31, 2013.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

7.	SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

Item 2. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Quarterly Schedule of Portfolio Holdings on Form N-Q, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Quarterly Schedule of Portfolio Holdings on Form N-Q.

Item 3. Exhibits.

(a) Certification pursuant to Section 30a-2 under the Investment Company Act of 1940 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Templeton Limited Duration Income Trust

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer –

Finance and Administration

Date  February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer –

Finance and Administration

Date  February 27, 2014

By /s/ GASTON GARDEY

   Gaston Gardey

   Chief Financial Officer and

   Chief Accounting Officer

Date  February 27, 2014